Exhibit 10.2

Execution Version

JOINDER AGREEMENT AND AMENDMENT NO. 2

JOINDER AGREEMENT AND AMENDMENT NO. 2, dated as of March 29, 2021 (this “Agreement”), by and among each 2021-1 New Revolving Loan Lender set forth on the signature pages hereto (each, a “2021-1 New Revolving Loan Lender”), DIAMOND (BC) B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, registered office at Maarssenbroeksedijk 2, 3542 DN, Utrecht, the Netherlands and registered under number 68305133 (the “Borrower”), each Revolving Lender, each Letter of Credit Issuer, and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 6, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BCPE DIAMOND NETHERLANDS TOPCO B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, registered office at Maarssenbroeksedijk 2, 3542 DN, Utrecht, the Netherlands and registered under number 68636059 (“Holdings”), the Borrower, the lending institutions from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer and a Lender (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish (x) Incremental Revolving Credit Commitments by, among other things, entering into one or more Joinder Agreements with New Revolving Loan Lenders and (y) Refinancing Revolving Credit Commitments by, among other things, entering into one or more Refinancing Amendments with Refinancing Lenders;

WHEREAS, the Borrower has requested that the 2021-1 New Revolving Loan Lenders provide $201,125,000 of New Revolving Credit Commitments (the “2021-1 New Revolving Credit Commitments”; the loans thereunder, the “2021-1 New Revolving Credit Loans”) to be made available to the Borrower at any time from time to time on and after the Amendment No. 2 Effective Date (as defined below), which 2021-1 New Revolving Credit Commitments shall be of the same Class as the Initial Revolving Credit Commitments (as amended hereby); provided, that it is understood that (x) $200,000,000 of such 2021-1 New Revolving Credit Commitments shall constitute Incremental Revolving Credit Commitments under the Credit Agreement and (y) $1,125,000 of such 2021-1 New Revolving Credit Commitments shall constitute Refinancing Revolving Credit Commitments under the Credit Agreement to refinance $1,125,000 of existing Revolving Credit Commitments (and such Refinancing Revolving Credit Commitments shall be of the same Class as the Initial Revolving Credit Commitments).

WHEREAS, each of Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, Barclays Bank PLC, Citibank, N.A., BofA Securities, Inc., RBC Capital Markets1, HSBC Securities (USA) Inc., Truist Securities, Inc., Jefferies Finance LLC, ING Capital LLC, Morgan Stanley & Co. LLC, JPMorgan Chase Bank, N.A., UBS Securities LLC, and PNC Capital Markets LLC (collectively, the “Amendment No. 2 Arrangers”) has agreed to act as a lead arranger and joint bookrunner for the 2021-1 New Revolving Credit Commitments;

1 RBC Capital Markets is a marketing name for the capital markets activities of Royal Bank of Canada and its affiliates.

WHEREAS, the Borrower may extend the Revolving Credit Maturity Date of any Revolving Credit Loans and Revolving Credit Commitments with the consent of each Lender holding such Commitments pursuant to Section 13.1(ix) of the Credit Agreement;

WHEREAS, an indirect parent of the Borrower intends to consummate a Qualifying IPO pursuant to a Registration Statement on Form S-1 (the “IPO Transaction”);

WHEREAS, subject solely to the conditions set forth in Section 4(a) hereof, (i) the Revolving Lenders that execute and deliver a signature page consenting to this Agreement prior to the Amendment No. 2 Effective Date (constituting all Revolving Lenders) are willing to agree to extend the Maturity Date with respect to such Revolving Lenders’ Revolving Commitments and Revolving Loans to the date set forth herein and (ii) the Revolving Lenders agree to the amendments set forth herein; and

WHEREAS, pursuant to Section 3.6 of the Credit Agreement, the Borrower may add Letter of Credit Issuers at any time upon notice to the Administrative Agent with the consent of such additional Letter of Credit Issuers;

WHEREAS, the Borrower hereby adds Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., PNC Bank, National Association and UBS AG, Stamford Branch as additional Letter of Credit Issuers, and Citibank, N.A., Goldman Sachs Bank USA, Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Bank of America, N.A., Royal Bank of Canada, HSBC Bank USA, N.A., Truist Bank, Jefferies Finance LLC and the Administrative Agent hereby accept such appointment as additional Letter of Credit Issuers

WHEREAS, this Amendment constitutes notice to the Administrative Agent under Section 3.6 of the appointment of additional Letter of Credit Issuers;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.             Terms of the 2021-1 New Revolving Facility. Each 2021-1 New Revolving Loan Lender party hereto hereby commits to provide its respective 2021-1 New Revolving Credit Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.

(a)            2021-1 New Revolving Loan Lender. To the extent not already a Lender, each 2021-1 New Revolving Loan Lender party hereto acknowledges and agrees that upon its execution of this Agreement and the establishment of Incremental Revolving Credit Commitments and Refinancing Revolving Credit Commitments, as the case may be, that such 2021-1 New Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder and under the Intercreditor Agreements, as applicable, pursuant to Section 12.13 of the Credit Agreement. Each 2021-1 New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the most recent financial statements referred to in Section 8.9 of the Credit Agreement or delivered pursuant to Section 9.1 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other 2021-1 New Revolving Loan Lender or any other Lender or Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender. For the avoidance of doubt, (A) each 2021-1 New Revolving Loan Lender shall constitute a “New Revolving Loan Lender”, a “Revolving Credit Lender” and a “Revolving Lender”, (B) the 2021-1 New Revolving Credit Loans shall constitute “New Revolving Credit Loans” and shall be treated as the same Class of Revolving Loans as the Existing Revolving Credit Loans under the Credit Agreement and (C) the Revolving Credit Commitments under the Credit Agreement, as increased by the 2021-1 New Revolving Credit Commitments on the Amendment No. 2 Effective Date, shall be deemed to be the “Revolving Credit Commitments” on and after the Amendment No. 2 Effective Date.

(b)            Applicable Margin. The Applicable Margin for ABR Loans or for Eurocurrency Loans, as applicable, for the 2021-1 New Revolving Credit Loans shall be the same as the Applicable Margin for Revolving Credit Loans under the Credit Agreement.

(c)            Maturity. The 2021-1 New Revolving Credit Loans shall mature on the Revolving Credit Maturity Date as amended hereby.

(d)            Use of Proceeds. The proceeds of the 2021-1 New Revolving Credit Loans will be used to for any purpose permitted by Section 9.13(b)(iii) of the Credit Agreement.

2.            Certain Amendments to the Credit Agreement.

(a)            The following definitions shall be added to Section 1.1 of the Credit Agreement:

“2021-1 New Revolving Credit Commitments” shall mean the New Revolving Credit Commitments in the aggregate amount of $201,125,000 established pursuant to Amendment No. 2 on the Amendment No. 2 Effective Date.

“2021-1 New Revolving Credit Loans” shall mean the New Revolving Credit Loans made under the 2021-1 New Revolving Credit Commitments.

“2021-1 New Revolving Loan Lender” shall mean a Lender with a 2021-1 New Revolving Credit Commitment.

“Amendment No. 2” shall mean the Joinder Agreement and Amendment No. 2, dated as of the Amendment No. 2 Effective Date, by and among the Borrower, the Administrative Agent, and the Revolving Lenders party thereto.

“Amendment No. 2 Effective Date” shall mean the first Business Day on which all conditions precedent set forth in Section 4 of Amendment No. 2 were satisfied or waived.

“Amendment No. 2 Arrangers” shall mean Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, Barclays Bank PLC, Citibank, N.A., BofA Securities, Inc., RBC Capital Markets2, HSBC Securities (USA) Inc., Truist Securities, Inc., Jefferies Finance LLC, ING Capital LLC, Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., UBS Securities LLC, and PNC Capital Markets LLC, as joint lead arrangers and joint bookrunners for Amendment No. 2 and the 2021-1 New Revolving Credit Loans.

(b)            Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions:

“Letter of Credit Commitment” shall mean $100,000,000, as the same may be reduced from time to time pursuant to Section 3.1.

“Letter of Credit Issuer” shall mean (i) Credit Suisse AG, Cayman Islands Branch, (ii) Goldman Sachs Bank USA, (iii) Bank of America, N.A., (iv) Barclays Bank PLC, (v) Citibank, N.A. (vi) Royal Bank of Canada, (vii) HSBC Bank USA, N.A., (viii) Truist Bank, (ix) Jefferies Finance LLC, (x) Morgan Stanley Senior Funding, Inc., (xi) JPMorgan Chase Bank, N.A., (xii) PNC Bank, National Association and (xiii) UBS AG, Stamford Branch (in the case of the preceding clauses (i), (ii), (iv), (vi), (viii), (ix), (x), (xi) and (xiii), such financial institutions shall not be required to provide any trade letters of credit), (x), any other Lender which has agreed in writing to be an additional Letter of Credit Issuer under any Class of Revolving Commitments (for purposes of standby, trade or both standby and trade letters of credit) and is reasonably acceptable to the Borrower and (xi) any of the foregoing entities’ respective Affiliates or branches approved by the Borrower; provided, that Credit Suisse AG, Cayman Islands Branch shall not be obligated to issue Letters of Credit from a branch located in the U.S. At any time there is more than one Letter of Credit Issuer references herein and in the other Credit Documents to the Letter of Credit Issuer shall be deemed to refer to the Letter of Credit Issuer in respect of the Letter of Credit or to all Letter of Credit Issuers, as the context requires.

“Letter of Credit Percentage” shall mean, with respect to (i) Credit Suisse AG, Cayman Islands Branch, 12.11%, (ii) Goldman Sachs Bank USA, 13.33%, (iii) Bank of America, N.A., 8.89%, (iv) Barclays Bank PLC, 12.00%, (v) Citibank, N.A., 15.56%, (vi) Royal Bank of Canada, 7.78%, (vii) HSBC Bank USA, N.A., 4.45%, (viii) Truist Bank, 3.33%, (ix) Jefferies Finance LLC, 3.33%, (x) Morgan Stanley Senior Funding, Inc., 8.89%, (xi) JPMorgan Chase Bank, N.A., 5.33%, (xii) PNC Bank, National Association, 3.22% and (xiii) UBS AG, Stamford Branch, 1.78% (in each case as may be reduced to reflect any percentage allocated to another Letter of Credit Issuer pursuant to the immediately succeeding clause (x), and (x) any other Letter of Credit Issuer, a percentage to be agreed between the Borrower and such Letter of Credit Issuer.

2 RBC Capital Markets is a marketing name for the capital markets activities of Royal Bank of Canada and its affiliates.

“Revolving Commitments” shall mean, collectively, the Initial Revolving Credit Commitments, the Revolving Credit Commitments, Extended Revolving Credit Commitments, Additional Revolving Credit Commitments, New Revolving Credit Commitments, Refinancing Revolving Credit Commitments and 2021-1 New Revolving Credit Commitments, as applicable, at such time.

“Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, its obligation to make Revolving Credit Loans to the Borrower pursuant to Section 2.1(b), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule B of Amendment No. 2 under the caption Revolving Credit Commitment or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $450,000,000 on the Amendment No. 2 Effective Date, as such amount may be adjusted after the Amendment No. 2 Effective Date from time to time in accordance with the terms of this Agreement.

“Revolving Credit Loan” shall have the meaning provided in Section 2.1(b), and shall include, for the avoidance of doubt, the 2021-1 New Revolving Credit Loans.

“Revolving Credit Maturity Date” shall mean March 29, 2026, or, if such date is not a Business Day, the immediately preceding Business Day; provided that the Revolving Loans shall become due on June 6, 2024 (the “Springing Maturity Date”), if as of the Springing Maturity Date more than the Dollar Equivalent of $500,000,000 of the aggregate principal amount of the Term Loans due on September 6, 2024 remain outstanding and have not been extended, modified, renewed, replaced, refunded or refinanced with Indebtedness with a scheduled maturity date of no earlier than three (3) months after March 29, 2026 (or otherwise repaid, retired or defeased).

(c)            Section 12.1(a) of the Credit Agreement is hereby amended by replacing the words “Joint Lead Arrangers and Joint Bookrunners, and the Amendment No. 1 Arrangers” with “Joint Lead Arrangers and Joint Bookrunners, the Amendment No. 1 Arrangers and the Amendment No. 2 Arrangers”.

(d)            Section 12.1(i) of the Credit Agreement is hereby amended by replacing the words “None of the Joint Lead Arrangers and Joint Bookrunners, nor the Amendment No. 1 Arrangers” with "None of the Joint Lead Arrangers and Joint Bookrunners, the Amendment No. 1 Arrangers nor the Amendment No. 2 Arrangers”.

(e)            Section 13.5 of the Credit Agreement is hereby amended by replacing the words “the Administrative Agent, Joint Lead Arrangers and Joint Bookrunners, or Amendment No. 1 Arrangers” with "the Administrative Agent, Joint Lead Arrangers and Joint Bookrunners, Amendment No. 1 Arrangers and Amendment No. 2 Arrangers”.

3.             Credit Agreement Governs. Except as set forth in this Agreement, the 2021-1 New Revolving Credit Commitments and the 2021-1 New Revolving Credit Loans shall have the same terms as those applicable to the Initial Revolving Credit Commitments and Revolving Credit Loans under the Credit Agreement and otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

4.             Conditions to Effectiveness of this Agreement. This Agreement shall become effective on the first Business Day on which each of the following conditions is satisfied (the “Amendment No. 2 Effective Date”):

(a)            The Administrative Agent (or its counsel) shall have received (i) from each Revolving Lender (including each 2021-1 New Revolving Loan Lender), (ii) from the Administrative Agent, (iii) from each Letter of Credit Issuer and (iv) from the Borrower, a counterpart of this Agreement signed on behalf of such party;

(b)            The Administrative Agent (or its counsel) shall have received as of the Amendment No. 2 Effective Date, the executed legal opinion, in customary form, from (x) Kirkland & Ellis LLP, as special New York counsel to the Borrower and (y) Loyens & Loeff N.V. as special Dutch counsel to the Administrative Agent. The Borrower and the Administrative Agent hereby instruct such counsel to deliver such legal opinions;

(c)            The Borrower shall have paid (A) the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable and documented fees, charges and disbursements of (a) Cahill Gordon & Reindel llp, counsel for the Agents and (b) if reasonably necessary, of a single firm of local counsel in each relevant material jurisdiction (which can be a single local counsel acting in multiple jurisdictions)) of the Administrative Agent for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 2 Effective Date and (B) all fees required to be paid on the Amendment No. 2 Effective Date for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 2 Effective Date;

(d)            The Administrative Agent shall have received (A) a certificate of the Borrower, dated the Amendment No. 2 Effective Date, substantially in the form of Exhibit L to the Credit Agreement, with appropriate insertions, and attaching the documents referred to in the following clause (B) or, to the extent applicable, confirming the continued effectiveness and no amendments or other modifications to such documents since the Amendment No. 1 Effective Date and (B) (x) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or other managers of the Borrower (or a duly authorized committee thereof) authorizing (I) the execution, delivery and performance of this Agreement (and any agreements relating thereto) to which it is a party and (II) the extensions of credit contemplated hereunder, (y) the deed of incorporation and articles of association or other comparable organizational documents of the Borrower, as applicable, to the extent amended or otherwise modified since the Amendment No. 1 Effective Date and (z) signature and incumbency certificates of the Authorized Officers of the Borrower executing the Credit Documents to which it is a party;

(e)            At the time of and immediately after giving effect to this Agreement, no Event of Default shall have occurred and be continuing;

(f)             The representations and warranties made by the Borrower, before and after giving effect to this Agreement, contained in Section 8 hereof and in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date, except where such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(g)            The Administrative Agent shall have received (at least three (3) Business Days prior to the Amendment No. 2 Effective Date) all documentation and other information about Holdings and Borrower as has been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 2 Effective Date by the Administrative Agent or the Amendment No. 2 Arrangers that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

(h)            The Administrative Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date and signed by an Authorized Officer of the Borrower, certifying that the 2021-1 New Revolving Credit Commitments do not exceed the Maximum Incremental Facilities Amount; and

(i)             The substantially contemporaneous consummation of the IPO Transaction.

5.             Borrower Certifications. By its execution of this Agreement, the undersigned officer of the Borrower, to the best of his or her knowledge, hereby certifies, solely in his or her capacity as an officer of the Borrower and not in his or her individual capacity, that no Event of Default exists on the date hereof before or after giving Pro Forma Effect to the 2021-1 New Revolving Credit Commitments contemplated hereby.

6.             Fees. The Borrower agrees to pay (or cause to be paid) to each Revolving Lender set forth on Schedule D, an upfront fee equal to 1.00% of the amount opposite such Revolving Lender’s name on Schedule D (the “Upfront Fee”). The Upfront Fee shall be earned, due and payable on the Amendment No. 2 Effective Date. The Borrower agrees that, once paid, the fees or any part thereof earned, due and payable hereunder shall not be refundable under any circumstances. All fees earned, due and payable hereunder shall be paid in U.S. Dollars in immediately available funds and shall be in addition to any reimbursement of expenses to the extent reimbursable pursuant to this Agreement. In addition, all such payments shall be made without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Borrower for such amounts. At the discretion of the Revolving Lenders, the Revolving Lenders may share all or any portion of any fees with any of their affiliates or any other Revolving Lender or Revolving Lenders.

7.             Notice. For purposes of the Credit Agreement, to the extent not already a Lender, the initial notice address of each 2021-1 New Revolving Credit Loan Lender shall be as set forth below its signature below.

8.             Acknowledgments.

(a)            The Administrative Agent and the Borrower acknowledge that the amendments to the Credit Agreement contained in Section 2 of this Agreement (other than in respect to extending the Revolving Credit Maturity Date and amending the Letter of Credit Commitment) are necessary or appropriate to effect the terms of the 2021-1 New Revolving Credit Commitments.

(b)            All parties hereto acknowledge that this Agreement constitutes (i) the requisite notice required by Section 2.14 of the Credit Agreement, (ii) a “Joinder Agreement”, (iii) a Refinancing Loan Request for purposes of Section 2.14(h) and (iv) a “Refinancing Amendment”.

(c)            All parties hereto acknowledge the submission to jurisdiction and waiver provisions in Section 13.14 of the Credit Agreement.

9.            Tax Forms. For each relevant 2021-1 New Revolving Loan Lender, delivered herewith to the Administrative Agent and the Borrower are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such 2021-1 New Revolving Loan Lender may be required to deliver to the Administrative Agent and/or the Borrower pursuant to Section 5.4(e) of the Credit Agreement.

10.            Recordation of the New Loans. Upon the Amendment No. 2 Effective Date, the Administrative Agent will record the 2021-1 New Revolving Credit Commitments and 2021-1 New Revolving Credit Loans, as the case may be, made by each 2021-1 New Revolving Loan Lender in the Register.

11.            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties required in accordance with Section 13.1 of the Credit Agreement.

12.            Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

13.            GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

14.            Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.            Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to be originals and shall constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

16.            Post-Closing Covenant. The Borrower agrees that it will deliver, or will cause to be delivered, to the Administrative Agent the items described on Schedule C annexed hereto by the times specified on such Schedule C with respect to such items, or such later time as the Administrative Agent may agree in its reasonable discretion. All conditions precedent, covenants and representations and warranties contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to the effect the foregoing (and to permit the taking of the actions described on Schedule C within the time periods required by this Section 15, rather than as elsewhere provided in the Credit Documents).

17.            Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Agreement shall not constitute a novation of the Credit Agreement as in effect immediately prior to giving effect hereto or any of the Credit Documents. By executing and delivering a copy hereof, the Borrower hereby consents to the terms of this Agreement and the transactions contemplated thereby and hereby confirms its prior pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, after giving effect to this Agreement, such pledges and grants of security interests, and the terms of each of the Security Documents, shall continue to be in full force and effect, including to secure the Obligations (including, without limitation, the 2021-1 New Revolving Credit Loans established hereunder). For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, this Agreement shall for all purposes constitute a Credit Document.

18.            Reallocation of Letter of Credit Exposure. Upon the effectiveness of the 2021-1 New Revolving Credit Commitments on the Amendment No. 2 Effective Date, each existing Revolving Lender immediately prior thereto will automatically and without further act be deemed to have assigned to the New 2021-1 Revolving Loan Lenders, and the New 2021-1 Revolving Loan Lenders will automatically and without further act be deemed to have assumed, a portion of such existing Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to the New 2021-1 Revolving Credit Commitments on the Amendment No. 2 Effective Date and each such deemed assignment and assumption of participations, each such existing Revolving Lender and the New 2021-1 Revolving Loan Lenders hold a percentage of the aggregate outstanding participations in Letters of Credit in accordance with its pro rata share.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

CITIBANK, N.A., a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Jyothi Narayanan
Name:	Jyothi Narayanan
Title:	Vice President

GOLDMAN SACHS BANK USA, a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

BARCLAYS BANK PLC, Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Craig Malby
Name:	Craig Malby
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Authorized Signatory

By:	/s/ Brady Bingham
Name:	Brady Bingham
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

[Signature Page to Joinder Agreement and Amendment No. 2 (Diversey)]

BANK OF AMERICA, N.A., a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ John McDowell
Name:	John McDowell
Title:	Director

ROYAL BANK OF CANADA, a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Sinan Tarlan
Name:	Sinan Tarlan
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Blakely Engel
Name:	Blakely Engel
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Peggy Yip
Name:	Peggy Yip
Title:	Director

TRUST BANK, a Revolving Lender and a Letter of Credit Issuer

By:	/s/ Troy R. Weaver
Name:	Troy R. Weaver
Title:	Senior Vice President

[Signature Page to Joinder Agreement and Amendment No. 2 (Diversey)]

JEFFERIES FINANCE LLC, a Revolving Lender, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Scott M. Skidmore
Name:	Scott M. Skidmore
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Ben Psych
Name:	Ben Psych
Title:	SVP

UBS AG, STAMFORD BRANCH, a 2021-1 New Revolving Loan Lender and a Letter of Credit Issuer

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

ING CAPITAL LLC, a Revolving Lender

By:	/s/ Michael Kim
Name:	Michael Kim
Title:	Director

By:	/s/ Roy de Jongh
Name:	Roy de Jongh
Title:	Director

[Signature Page to Joinder Agreement and Amendment No. 2 (Diversey)]

DIAMOND (BC) B.V.

By:	/s/ Philip Todd Herndon
Name:	Philip Todd Herndon
Title:	Board Member A and Authorized Signatory

[Signature Page to Joinder Agreement and Amendment No. 2 (Diversey)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Authorized Signatory

By:	/s/ Brady Bingham
Name:	Brady Bingham
Title:	Authorized Signatory

[Signature Page to Joinder Agreement and Amendment No. 2 (Diversey)]